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                                                                    EXHIBIT 10.6

                              AMTECH CORPORATION

                            1990 STOCK OPTION PLAN
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     1.  Purpose.  The purpose of the Plan is to benefit the Company and its
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Subsidiaries by offering certain present and future Employees a favorable opportunity to acquire shares of Stock of the Company over a period of years, thereby giving such Employees a permanent stake in the growth and prosperity of the Company, encouraging such Employees to continue their services with the Company and its Subsidiaries, and motivating such Employees to devote their best efforts to the business and profitability of the Company and its Subsidiaries.

     2.  Definitions.  As used herein, the following definitions shall apply:
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     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Change of Control" shall mean the occurrence, at any time during the specified term of an Option, of any of the following events:

          (1) The Company is merged or consolidated or reorganized into or with another Person and as a result of such merger, consolidation or reorganization less than seventy-five percent (75%) of the outstanding voting securities or other material capital interests of the surviving, resulting or acquiring Person are owned in the aggregate by Persons who were shareholders of the Company immediately prior to such merger, consolidation or reorganization;

          (2) The Company sells all or substantially all of its business or assets to any other Person, less than seventy-five percent (75%) of the outstanding voting securities or other material capital interests of which are owned in the aggregate by Persons who were shareholders of the Company, directly or indirectly, immediately prior to such sale; or

          (3) Any Person (or group of Persons acting in concert), other than the Company, becomes the beneficial owner, directly or indirectly, of thirty-five percent (35%) or more of the issued and outstanding shares of voting securities of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Company" shall mean Amtech Corporation, a Texas corporation.

     (e) "Date of Grant" shall mean, with respect to each Option granted by the Plan Administrator pursuant to the Plan, the date specified in Section 1 of the Option Agreement relating to such Option.

     (f) "Director" shall mean any duly elected and qualified member of the
Board.
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     (g) "Disability" shall mean any medically determinable physical or mental impairment that, in the opinion of the Plan Administrator, based upon medical reports and other evidence satisfactory to the Plan Administrator, can reasonably be expected to prevent an Employee from performing substantially all of his customary duties of employment for a continuous period of not less than twelve (12) months.

     (h) "Employee" shall mean any salaried employee of the Company or any Subsidiary, except a salaried employee who is serving as a Director.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" shall mean the closing price of the Stock as quoted on NASDAQ/NMS on the last business day immediately preceding the date on which the Option is granted or the date of exercise, as the case may be.

     (k) "NASDAQ/NMS" shall mean the NASDAQ National Market System.

     (l) "Option" shall mean any right to purchase Stock which has been granted pursuant to the Plan.

     (m) "Option Agreement" shall mean an agreement executed by an officer of the Company and an Optionee evidencing the grant of an Option pursuant to the Plan.

     (n) "Optionee" shall mean any Employee who receives an Option or any Person who acquires an Option by reason of the death of an Employee.

     (o) "Person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof.

     (p) "Plan" shall mean the Amtech Corporation 1990 Stock Option Plan.

     (q) "Plan Administrator" shall mean the Board or, in the alternative, any committee of three or more Directors authorized by the Board to administer the Plan.

     (r) "Resignation" shall mean the voluntary termination by an Employee of his employment relationship with the Company under circumstances other than voluntary Retirement.

     (s) "Retirement" shall mean the termination of an Employee's employment in accordance with the requirements of a written retirement plan, policy or rule of the Company which has been duly adopted by the Board.

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     (t) "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time to time and any successor provision to Rule 16b-3 under the Exchange Act.

     (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (v) "Stock" shall mean the $.01 par value Common Stock of the Company.

     (w) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company in which each of the corporations (other than the last corporation) in the unbroken chain owns shares of capital stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock of one of the other corporations in such chain at the date of grant of an Option.

     3.   Shares Subject to the Plan.  Except as otherwise required by the
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provisions of Section 9 hereof, the aggregate number of shares of Stock issuable upon the exercise of Options granted pursuant to the Plan shall not exceed 345,045 shares. Such shares may either be authorized but unissued shares or treasury shares.

     The exercise price of each Option granted pursuant to the Plan shall be determined by the Plan Administrator and, subject to the provisions of Section 9 hereof, shall be not less than the Fair Market Value, at the time the Option is granted, of the shares of Stock subject to the Option.

     Subject to the limitations provided above, if an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares of Stock that were subject thereto shall, unless the Plan shall have terminated, be available for the grant of other Options under the Plan.

     4.   Administration of the Plan.  The following provisions shall govern the
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administration of the Plan:

          (a) The Plan shall be administered by the Plan Administrator.

          (b) The Plan Administrator is authorized (but only to the extent not contrary to the express provisions of the Plan) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to the Options granted under the Plan, to determine the form and content of Options to be issued under the Plan (including the exercise price, the exercise period and the exercise increments of each such Option) and to make such other determinations and exercise such other powers and authority as may be necessary or advisable for the administration of the Plan. Each Option granted pursuant to the Plan shall be evidenced by the Option Agreement in such form as may be determined by the Plan Administrator.

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          (c) A majority of the members of the Plan Administrator eligible to act shall constitute a quorum for purposes of acting with respect to the Plan, and the action of a majority of the members present who are eligible to act at any meeting at which a quorum is present shall be deemed the action of the Plan Administrator.

          (d) All decisions, determinations and interpretations of the Plan Administrator with respect to the Plan and Option Agreements executed pursuant thereto shall be final and conclusive on all persons affected thereby.

          (e) Neither the Plan Administrator nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Plan Administrator shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Plan Administrator shall be named as insureds under any directors and officers liability insurance coverage that may be in effect from time to time.

     5.   Eligibility.  All Employees of the Company and its Subsidiaries are
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eligible to receive Options under the Plan.  The Plan Administrator is authorized to select from the Employees who are eligible to receive Options under the Plan the particular Employees who will receive Options and to determine the number of Options and the number of shares of Stock under each Option. In granting Options, the Plan Administrator shall take into consideration the contribution an Employee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine. The Plan Administrator shall also have the authority to consult with and receive recommendations from Directors and Employees of the Company and its Subsidiaries with regard to these matters. In no event shall any Employee or his legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Plan Administrator shall determine.

     6.   Term of the Plan.  The Plan shall continue in effect until terminated
          ----------------
pursuant to Section 15; provided, however, that all Options granted pursuant to the Plan must be granted within 10 years from the effective date of the Plan.

     7.   Termination of Employment - Exercise Thereafter.  In the event of
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termination of an Optionee's employment due to death, Retirement, Resignation,
Disability or termination by the Company for any reason other than "cause" (such five events each being a "Qualified Termination"), the Option may be exercised by the Optionee or his estate, personal representative or beneficiary to the full extent that the Optionee was entitled to exercise the same on the day immediately prior to such termination (i) at any time within the one-year period commencing on the day next following such termination if such termination is due to death of the Optionee; (ii) at any time within the thirty-day period commencing on the day next following the effective date

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of such termination if such termination is due to the Resignation of the
Optionee; or (iii) at any time within the six-month period commencing on the day next following such termination in the case of any other Qualified Termination. In the event that the Optionee's employment is terminated for any reason other than a Qualified Termination, the Option shall automatically expire simultaneously with such termination. For purposes of this Section, "cause" shall mean (x) the failure, in the sole opinion of the Company or the Subsidiary which employs Optionee, of Optionee to adequately perform the duties assigned to Optionee (other than any such failure resulting from Optionee's Disability); (y) the engagement by Optionee in misconduct which, in the sole opinion of the Company or the Subsidiary which employs Optionee, is or may have the effect of being materially injurious to the Company or its Subsidiaries; or (z) the conviction of Optionee of any felony or crime of moral turpitude.

     8.   Transferability.  An Option granted pursuant to the Plan shall not be
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transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the Optionee's lifetime, only by Optionee or his legal representative or guardian. More particularly (but without limiting the generality of the foregoing), an Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process, without the prior written consent of the Company. Any attempted assignment, contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, which would otherwise effect a change in the ownership of the Option, shall terminate the Option.

     9.   Adjustment.  The number of shares subject to the Plan and to Options
          ----------
granted pursuant to the Plan shall be adjusted as follows: (a) in the event that the outstanding Stock is changed by reason of a stock dividend, stock split, recapitalization or combination of shares, the number of shares of Stock subject to the Plan and to Options granted pursuant to the Plan shall be proportionately adjusted; or (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each share of Stock then subject to the Plan and to Options granted pursuant to the Plan the number and kind of shares of stock or other securities to which the holders of shares of Stock will be entitled pursuant to the transaction. In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

     10.  Change of Control.  Any Option previously granted under the Plan to an
          -----------------
Optionee who is an Employee on the date of a Change of Control shall become exercisable in full on such date and, except in the case of a termination of employment for cause in conjunction with or following the Change of Control, may be exercised by the Optionee at any time during the remainder of the term of the Option, without regard to any exercise increments established pursuant to any applicable Option Agreement. In the case of a termination of employment for cause in conjunction with or following a Change of Control, the Option may be exercised by the Optionee at any time within a period of not less than six months nor more than three (3) years (the length of which period shall be within the discretion of the Plan Administrator and shall be

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evidenced conclusively by the giving of appropriate and timely notice to the
Optionee in accordance with the terms of the applicable Option Agreement) after the date of such termination.

     11.  Exercise of Option.  An Option may be exercised by giving written
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notice to the Company, attention of the Treasurer.  The notice shall (i) state the election to exercise the Option and the number of shares in respect of which it is being exercised; (ii) be signed by the Optionee; and (iii) be accompanied by the representation and covenant required under Section 12 hereof and any other written representations, covenants, and undertakings that the Company may prescribe to satisfy securities laws and regulations or other requirements. In addition, the notice shall be accompanied by (a) cash in an amount equal to the full purchase price of the shares to be purchased, a certified or bank cashier's check payable to the order of the Company in an amount equal to the full purchase price of the shares to be purchased, shares of Stock or a combination of these methods of payment; or (b) if the shares to be purchased are covered by an effective registration statement under the Securities Act, a written statement signed by the Optionee that the exercise is a "cashless exercise" through a brokerage firm in accordance with Section 220.3(e)(4) of Regulation T issued by the Board of Governors of the Federal Reserve System ("Reg T") pursuant to the Exchange Act, in which latter event the Company will use its best efforts to comply with the requirements of Reg T. In the event that shares of Stock are used as a method of payment, the per share value of Stock shall be the Fair Market Value on the date of exercise. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Optionee or his designee and shall be delivered to or upon the written order of the Optionee. The Company shall be entitled to place the following legend (or a legend which is substantially similar to the following legend) upon, and to issue appropriate stop transfer instructions with respect to, the certificate or certificates representing the shares issued upon exercise of the Option:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS"), AND SUCH SHARES MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS COVERING SUCH TRANSFER IS THEN IN EFFECT; OR
     (B) AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, HAS BEEN FURNISHED STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS."

All shares of Stock issued as provided herein shall be duly and validly issued, fully paid and non-assessable.

     12.  Securities Law Restrictions.  The Company shall not be obligated to
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issue any shares purchased upon exercise of an Option until, in the opinion of the Company and its counsel, such issuance will not involve any violation of applicable federal and state securities laws, the rules and regulations promulgated thereunder and the requirements of any stock

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exchange upon which the Stock may then be listed.  Acceptance of an Option by an
Optionee shall constitute the Optionee's agreement that any shares of Stock purchased upon the exercise of the Option shall be acquired for the Optionee's own account and not with a view to distribution and that each notice of the exercise of any portion of the Option shall be accompanied by a written representation and covenant signed by the Optionee, in such form as may be specified by the Company, confirming such agreement and containing such other provisions as may be prescribed by the Company. The Company may, at its election, release an Optionee from the Optionee's agreement to take for the Optionee's own account and not with a view to distribution of the shares of Stock purchased upon exercise of the Option, if in the opinion of the Company such covenant ceases to be necessary for compliance with the applicable federal and state securities laws (including the rules and regulations promulgated thereunder) and the requirements of any stock exchange upon which the Stock may be then listed.

     13.  Listing or Registration of Stock.  Each Option granted pursuant to the
          --------------------------------
Plan is subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of the Option or the issue or purchase of shares under the Option, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be under no obligation to effect or obtain any such listing, registration, qualification, consent or approval if the Board shall determine, in its discretion, that such action would not be in the best interests of the Company. The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Stock subject to an Option upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body with respect to the granting or exercise of the Option or the issue or purchase of shares under the Option.

     14.  Modification of Options.  At any time and from time to time the Plan
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Administrator may execute an instrument providing for modification, extension, or renewal of any outstanding Option, provided that no such modification, extension or renewal shall (i) impair the Option in any respect without the consent of the holder of the Option or (ii) conflict with the provisions of Rule 16b-3.

     15.  Amendment and Termination of the Plan.  The Board may alter, suspend
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or discontinue the Plan, except that no action of the Board may increase the benefits accruing to Employees under the Plan, increase (other than as provided in Section 9) the maximum number of shares permitted to be issued upon the exercise of Options granted pursuant to the Plan or materially modify the requirements as to eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.

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     16.  Shareholder Rights.  The holder of an Option shall have none of the
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rights of a shareholder with respect to the shares of Stock subject to the
Option until such shares shall have been issued to him upon the due exercise of the Option.

     17.  Withholding of Taxes.  The Plan Administrator may make such provisions
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and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option, including, but not limited to, the withholding of the issuance of all or any portion of the shares of Stock subject to the Option until the Optionee reimburses the Company or the applicable Subsidiary for the amount the Company or the applicable Subsidiary is required to withhold with respect to such taxes, canceling any portion of the issuance in an amount sufficient to reimburse the Company or the applicable Subsidiary for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the withholding obligation of the Company or the applicable Subsidiary.

     18.  Restrictions on Stock.  The Plan Administrator may impose such
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restrictions on the ownership and transfer of shares of Stock issued upon exercise of Options granted pursuant to the Plan as it deems desirable and any such restrictions shall be set forth in the Option Agreement evidencing the Options; provided, however, that any such restrictions shall not be materially more burdensome than the restrictions imposed upon the other outstanding, unregistered shares of Stock.

     19.  Reservation of Stock.  The Company during the term of the Plan will
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reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     20.  Continued Employment Not Presumed.  Nothing in the Plan or any
          ---------------------------------
document describing it nor the grant of an Option shall give an Optionee the right to continue in employment with the Company or any of its Subsidiaries or affect the right of the Company or a Subsidiary to terminate the employment of any Optionee with or without cause.

     21.  Effective Date.  The Plan shall become effective on the date of the
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later of adoption by the Board and adoption by the shareholders of the Company in accordance with Rule 16b-3.

                                  CERTIFICATE
                                  -----------

     The foregoing Amtech Corporation 1990 Stock Option Plan was adopted by the Board (as therein defined) on March 28, 1990 and by the shareholders of the Company on May 24, 1990.

                              -----------------------------------------
                              Phillip A. Wylie, Secretary

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